                                          UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C. 20549

                                            FORM 8-K

                                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event report) December 6, 2000

                                    FARMLAND INDUSTRIES, INC.
                     (Exact name of registrant as specified in its charter)

           Kansas                      2-60372                        44-0209330
  (State of Incorporation)     (Commission File Number)  (I.R.S. Employer Identification No.)

         3315 North Oak Trafficway
           Kansas City, Missouri                                               64116-0005
  (Address of principal executive offices)                                     (Zip Code)

                                                   816-459-6000
                               (Registrant's telephone number, including area code)

                                                    Not Changed
                           (Former name or former address, if changed since last report)
ITEM 5 Other Events

On December 6, 2000, Mr. Bob Honse, Farmland’s Chief Executive Officer, announced at Farmland’s annual meeting that he anticipates earnings for the first quarter of 2001, before the effect of income taxes, will be better by approximately $40 million than last year’s first quarter loss, before the effect of income taxes, of approximately $34 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 6, 2000                                        FARMLAND INDUSTRIES, INC.
      (Date)                                                  (Registrant)

                                By:                        /s/  JOHN BERARDI
                                   --------------------------------------------------
                                                             John Berardi
                                                       Executive Vice President
                                                      and Chief Financial Officer